EXHIBIT 99.1

Company Press Release November 30, 2000, titled "Stewart & Stevenson Services Reports Third Quarter Results."


                          STEWART & STEVENSON SERVICES
                          REPORTS THIRD QUARTER RESULTS
                      THIRD QUARTER REVENUES UP 21 PERCENT
                      OPERATING PROFIT INCREASES 41 PERCENT

HOUSTON - NOVEMBER 30, 2000 - Stewart & Stevenson Services, Inc. (NASDAQ:SSSS), a leading manufacturer, service provider, and distributor of industrial and energy related equipment, announced today that sales for the third fiscal quarter ended October 28, 2000 grew 21 percent to $284.2 million compared to sales of $234.7 million for the third quarter of 1999. Operating profit for the Company's segments was $17.3 million for the quarter, up 41 percent over last year's third quarter of $12.3 million. Net earnings for the third quarter of 2000 increased 16 percent to $8.6 million, or $0.30 per diluted share, compared to net earnings of $7.4 million, or $0.26 per share in the third quarter of 1999. Last year's third quarter included a $2.7 million after-tax gain, the equivalent of $0.09 per share, on the sale of an investment. Excluding this gain, net earnings in the third quarter of fiscal 2000 increased 85 percent.

      Sales for the first nine months of 2000 grew 30 percent to $808.5 million versus $624.3 million for the first nine months of 1999. Net earnings for the first nine months totaled $23.9 million, or $0.84 per diluted share, compared to $12.5 million, or $0.45 per share, in the same period last year.

      Michael L. Grimes, President and Chief Executive Officer, stated: "We are again very pleased with the growth we achieved during the third quarter, which is our seventh consecutive quarter of improved earnings. We are particularly pleased with the improved earnings performance in our Power Products and Petroleum Equipment segments, as well as the sustained progress in generating positive cash flow. We continue to focus on five key initiatives to: (1) strengthen business leadership, (2) improve cash flow management, (3) enhance supply chain productivity, (4) revitalize business growth, and (5) implement a new enterprise-wide information system. We are counting on these initiatives to continue to drive earnings improvements and fuel organic growth."

SEGMENT DATA

      The Petroleum Equipment segment manufactures and services equipment for oil and gas exploration, production, and well stimulation industries. Sales for this segment totaled $25.5 million for the third quarter, compared to $18.1 million in the second quarter of 2000 and $12.8 million for the third quarter of 1999. Operating profit for Petroleum Equipment totaled $1.5 million, compared to a $0.4 million profit in the second quarter of 2000 and a $1.4 million loss a year ago. Order backlog for this segment grew to $65.6 million at quarter end, up $10.0 million over the backlog reported at the end of the second quarter of 2000.

      The Power Products segment, which is responsible for marketing and aftermarket support of a wide range of industrial equipment, recorded third quarter sales of $162.5 million, compared to $130.4 million for the third quarter of 1999. Operating profit for the Power Products segment totaled $6.3 million for the quarter, compared to a $4.9 million profit a year ago. Third quarter results reflected improved parts and service revenues in all five regions.

      The Tactical Vehicle Systems segment, which manufactures and services medium duty trucks for the U.S. Army and others, recorded sales of $69.0 million, compared to $51.6 million a year ago. Operating profit for the third quarter of 2000 amounted to $10.0 million, compared to $10.1 million a year ago. Results for the quarter included $2.0 million in unfavorable non-recurring items, principally provisions for warranty costs and certain billing adjustments.

      The Airline Products segment, which manufactures airline ground support products and mobile railcar movers, recorded sales of $26.8 million in the third quarter, compared to last year's third quarter results of $29.0 million. The $0.5 million operating loss for the quarter included new product development expenditures as well as timing of volume rebates. A profit of $0.2 million was recorded in last year's third quarter. The new S&S Tug management leadership team, which was assembled earlier this year, continues to take actions to position this business for future profitable growth.

      Other business activities not identified in a specific segment include predominantly gas compression equipment sales or leases. Sales in the third quarter totaled $0.4 million, compared to $11.0 million in the third quarter of 1999. Operating losses of $0.1 million and $1.5 million were reported in the third quarter of this year and last year, respectively. As previously reported, the gas compression leasing business was sold during the second quarter 2000, which led to the reduced sales and operating losses.

      Cash balances and equivalents at the end of the third quarter totaled $105.1 million, an increase of $43.2 million during the quarter, largely due to $44.6 million of net cash provided by operating activities.

CONFERENCE CALL

      Stewart & Stevenson has scheduled a conference call for Thursday, November 30, 2000 at 11:00 a.m. Eastern Time to review third quarter results. To listen to the call, dial 1-913-981-5519 at least ten minutes before the conference call begins and ask for the Stewart & Stevenson Services conference call. Investors, analysts, and the general public will also have the opportunity to listen to the conference call free over the Internet by visiting the Company's web site at WWW.SSSS.COM. To listen to the live call on the web, please visit the Stewart & Stevenson web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live web cast, an archive will be available shortly after the call ends.

                  Stewart & Stevenson Services, Inc., founded in 1902, is a
  [STEWART &]     billion-dollar company that manufactures, distributes, and
  [STEVENSON]     provides service for a wide range of industrial products and
  [SERVICES,]     diesel-powered equipment to key industries worldwide,
  [INC. LOGO]     including petroleum, power generation, defense, airline,
                  marine, and transportation.

CAUTIONARY STATEMENTS

      This press release contains forward-looking statements that are based on management's current expectations, estimates, and projections. Any such statements set forth herein or otherwise made in writing or orally by the Company with regard to its goals or expectations for revenues, its projected or estimated earnings, its results of operations, or other aspects of its business are not guarantees of future performance and involve a number of risks, uncertainties and assumptions and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Many factors, including those discussed more fully elsewhere in this release and in the Company's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause actual results to differ materially from those stated. These factors include, but are not limited to: risks associated with newly acquired businesses or other business combinations; changes in the costs or availability of the Company's raw materials or other factors of production; changes in pricing or product or service offerings by the Company's foreign and domestic competitors; changes in demand for the Company's products and services; technological developments and changes; the Company's or others' ability to continue to introduce competitive new products and services on a timely, cost effective basis; the mix of products and services sold or marketed by the Company; the achievement of reduced costs and expenses; the gain or loss of significant customers; technological, implementation, and cost or financial risks in use of large, multi-year contracts; the cyclical nature of markets served by the Company; the outcome of pending and future litigation, governmental proceedings or other actions against the Company; the continued availability of financing, financial instruments and financial resources in the amount, at the times and on the terms required to support the Company's business; the assessment of unanticipated taxes or imposition of eminent domain by foreign or domestic governmental authorities; the risk of cancellation or adjustment of specific orders and termination of significant government programs; disruptions in production and/or increased costs due to labor disputes and enactment of adverse state, federal or foreign legislation or changes in government policy or regulation. In addition, such forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international conditions including interest rates, inflation and currency exchange rates and other future factors. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

                              - TABLES TO FOLLOW -

                       STEWART & STEVENSON SERVICES, INC.
                  CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                      (In thousands, except per share data)

                                                                  NINE MONTHS ENDED                    THREE MONTHS ENDED
                                                       ------------------------------------    ------------------------------------
                                                       OCTOBER 28, 2000    OCTOBER 30, 1999    OCTOBER 28, 2000    OCTOBER 30, 1999
                                                       ----------------    ----------------    ----------------    ----------------
                                                                   (UNAUDITED)                             (UNAUDITED)
Sales ..............................................   $        808,499    $        624,267    $        284,227    $        234,716
Cost of sales ......................................            677,808             527,505             236,441             199,095
                                                       ----------------    ----------------    ----------------    ----------------
Gross profit .......................................            130,691              96,762              47,786              35,621

Selling and administrative expenses ................             91,361              76,431              31,878              26,166
Interest expense ...................................              6,739               8,812               2,383               2,102
Interest and investment income .....................             (6,230)               (854)             (1,318)               (185)
Other income, net ..................................              1,051              (2,924)              1,364                (154)
                                                       ----------------    ----------------    ----------------    ----------------
                                                                 92,921              81,465              34,307              27,929
                                                       ----------------    ----------------    ----------------    ----------------
Earnings before income taxes .......................             37,770              15,297              13,479               7,692
Income tax expense .................................             13,903               5,673               4,889               2,857
                                                       ----------------    ----------------    ----------------    ----------------
Earnings of consolidated companies .................             23,867               9,624               8,590               4,835
Gain on sale of investment, net of tax .............               --                 2,746                --                 2,746
Equity in net earnings of unconsolidated affiliates.               --                   142                --                  (192)
                                                       ----------------    ----------------    ----------------    ----------------
Net earnings .......................................   $         23,867    $         12,512    $          8,590    $          7,389
                                                       ================    ================    ================    ================
Weighted average shares outstanding:
   Basic ...........................................             28,018              27,988              28,041              27,992
   Diluted .........................................             28,277              28,036              28,478              28,082

Earnings per share:
  Basic ............................................   $           0.85    $           0.45    $           0.31    $           0.26
  Diluted ..........................................   $           0.84    $           0.45    $           0.30    $           0.26

Cash dividends per share ...........................   $          0.255    $          0.255    $          0.085    $          0.085

                       STEWART & STEVENSON SERVICES, INC.
                               SEGMENT INFORMATION
                                 (In thousands)

                                                   NINE MONTHS ENDED                      THREE MONTHS ENDED
                                         -------------------------------------     ------------------------------------
                                         OCTOBER 28, 2000     OCTOBER 30, 1999     OCTOBER 28, 2000    OCTOBER 30, 1999
                                         ----------------     ----------------     ----------------    ----------------
                                                      (UNAUDITED)                               (UNAUDITED)
SALES
  Power Products .....................   $        443,751     $        396,578     $        162,520     $        130,381
  Tactical Vehicle Systems ...........            203,346               63,588               69,021               51,555
  Petroleum Equipment ................             58,575               64,899               25,517               12,787
  Airline Products ...................             83,308               74,863               26,785               29,026
  Other Business Activities ..........             19,519               24,339                  384               10,967
                                         ----------------     ----------------     ----------------     ----------------
    Total ............................   $        808,499     $        624,267     $        284,227     $        234,716
                                         ================     ================     ================     ================
OPERATING PROFIT (LOSS)
  Power Products .....................   $          8,747     $         15,660     $          6,330     $          4,869
  Tactical Vehicle Systems ...........             38,980               13,248               10,023               10,105
  Petroleum Equipment ................              1,224                2,222                1,493               (1,427)
  Airline Products ...................             (4,802)                (547)                (465)                 214
  Other Business Activities ..........              2,519               (1,076)                (113)              (1,476)
                                         ----------------     ----------------     ----------------     ----------------
    Total ............................             46,668               29,507               17,268               12,285

NON-OPERATING INCOME/(EXPENSE)
  Corporate expense, net .............             (8,389)              (5,427)              (3,044)              (2,491)
  Interest income ....................              6,230                   29                1,638                 --
  Interest expense ...................             (6,739)              (8,812)              (2,383)              (2,102)
                                         ----------------     ----------------     ----------------     ----------------
EARNINGS BEFORE INCOME TAXES .........   $         37,770     $         15,297     $         13,479     $          7,692
                                         ================     ================     ================     ================
OPERATING PROFIT (LOSS) PERCENTAGE
  Power Products .....................                2.0%                 3.9%                 3.9%                 3.7%
  Tactical Vehicle Systems ...........               19.2                 20.8                 14.5                 19.6
  Petroleum Equipment ................                2.1                  3.4                  5.9                (11.2)
  Airline Products ...................               (5.8)                (0.7)                (1.7)                 0.7
  Other Business Activities ..........               12.9                 (4.4)                 N/M                (13.5)

N/M - Not Meaningful

                      STEWART & & STEVENSON SERVICES, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                                              NINE MONTHS ENDED           THREE MONTHS ENDED
                                                                         --------------------------    --------------------------
                                                                         OCTOBER 28,    OCTOBER 30,    OCTOBER 28,    OCTOBER 30,
                                                                            2000           1999           2000           1999
                                                                         -----------    -----------    -----------    -----------
                                                                                (UNAUDITED)                    (UNAUDITED)
Operating Activities
   Net earnings from continuing operations ...........................   $    23,867    $    12,512    $     8,590    $     7,389
   Adjustments to reconcile net earnings to net
     cash provided by (used in) operating activities:
       Accrued postretirement benefits ...............................           801            775            183             59
       Depreciation and amortization .................................        16,135         15,895          5,110          5,069
       Deferred income taxes, net ....................................          (980)          (225)          (226)           (54)
       Gain on sale of business assets ...............................        (5,649)          --             --             --
       Change in operating assets and liabilities net of the effect of acquisition, divestiture and discontinued operations:
          Accounts and notes receivable, net .........................        86,284        (33,494)        49,338        (12,946)
          Recoverable costs and accrued profits not yet billed .......       (12,756)        90,689         (8,020)        26,439
          Inventories ................................................       (21,511)        23,900        (37,469)        14,189
          Accounts payable ...........................................       (28,839)       (10,383)         8,993         15,769
          Accrued payrolls and incentive .............................        (5,492)        (5,065)        (1,160)        (1,760)
          Current income taxes, net ..................................         6,413         15,998         (3,714)         2,066
          Other current liabilities ..................................        26,862         (9,204)        19,643         (5,674)
          Other--principally long-term assets and liabilities ........        (1,015)        (8,479)         3,359         (2,628)
                                                                         -----------    -----------    -----------    -----------
   NET CASH PROVIDED BY OPERATING ACTIVITIES .........................        84,120         92,919         44,627         47,918
                                                                         -----------    -----------    -----------    -----------
INVESTING ACTIVITIES
   Expenditures for property, plant and equipment ....................       (26,255)       (24,690)        (5,697)        (8,005)
   Proceeds from sale of business assets .............................        52,622           --            8,000           --
   Disposal of property, plant and equipment, net ....................         2,212         14,054            (76)         6,101
                                                                         -----------    -----------    -----------    -----------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ...............        28,579        (10,636)         2,227         (1,904)
                                                                         -----------    -----------    -----------    -----------
FINANCING ACTIVITIES
   Additions to long-term borrowings .................................        20,417         16,234            370           --
   Payments on long-term borrowings ..................................       (20,522)       (81,896)          (296)       (15,295)
   Net short-term payments ...........................................       (12,172)        (2,507)        (1,448)       (10,585)
   Dividends paid ....................................................        (7,138)        (7,138)        (2,377)        (2,380)
   Exercise of stock options .........................................            58           --               53           --
                                                                         -----------    -----------    -----------    -----------
   NET CASH USED IN FINANCING ACTIVITIES .............................       (19,357)       (75,307)        (3,698)       (28,260)
                                                                         -----------    -----------    -----------    -----------
Increase in cash and cash equivalents ................................        93,342          6,976         43,156         17,754
Cash and cash equivalents, beginning of period .......................        11,715         12,959         61,901          2,181
                                                                         -----------    -----------    -----------    -----------
Cash and cash equivalents, end of period .............................   $   105,057    $    19,935    $   105,057    $    19,935
                                                                         ===========    ===========    ===========    ===========

                       STEWART & STEVENSON SERVICES, INC.
             CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL POSITION
                                 (In thousands)

                                                                   OCTOBER 28, 2000    JANUARY 31, 2000
                                                                   ----------------    ----------------
                                                                     (UNAUDITED)
ASSETS
CURRENT ASSETS
   Cash and cash equivalents ...................................   $        105,057    $         11,715
   Accounts and notes receivable, net ..........................            160,641             242,625
   Recoverable costs and accrued profits not yet billed ........             20,907               8,151
   Income tax receivable .......................................             18,053              26,255
   Deferred tax asset ..........................................             11,067               9,076
   Inventories:
      Power Products ...........................................            167,250             150,844
      Petroleum Equipment ......................................             40,857              30,151
      Airline Products .........................................             31,585              26,029
      Other Business Activities ................................               --                33,762
      Excess of current cost over LIFO values ..................            (50,506)            (49,839)
                                                                   ----------------    ----------------
                                                                            189,186             190,947
                                                                   ----------------    ----------------
      TOTAL CURRENT ASSETS .....................................            504,911             488,769

PROPERTY, PLANT AND EQUIPMENT ..................................            284,115             290,355
   Allowances for depreciation and amortization ................           (171,298)           (160,821)
                                                                   ----------------    ----------------
                                                                            112,817             129,534

DEFERRED INCOME TAX ASSET ......................................                370                 166
INVESTMENTS AND OTHER ASSETS ...................................             22,724              23,881
                                                                   ----------------    ----------------
                                                                   $        640,822    $        642,350
                                                                   ================    ================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Notes payable ...............................................   $         13,097    $         25,269
   Accounts payable ............................................             61,324              90,163
   Accrued payrolls and incentives .............................             13,209              18,701
   Current income taxes ........................................              3,459               3,257
   Current portion of long-term debt ...........................             29,384               8,955
   Other current liabilities ...................................             91,865              65,455
                                                                   ----------------    ----------------
      TOTAL CURRENT LIABILITIES ................................            212,338             211,800
                                                                   ----------------    ----------------
COMMITMENTS AND CONTINGENCIES

LONG-TERM DEBT .................................................             57,747              78,281
DEFERRED INCOME TAXES ..........................................                182                 958
ACCRUED POSTRETIREMENT BENEFITS ................................             13,549              12,748
DEFERRED COMPENSATION ..........................................              2,160               2,436
OTHER LONG-TERM LIABILITIES ....................................              2,980               1,048
                                                                   ----------------    ----------------
    TOTAL LIABILITIES ..........................................            288,956             307,271
                                                                   ----------------    ----------------
SHAREHOLDERS' EQUITY
  Common Stock, without par value, 100,000,000 shares
  authorized; 28,059,416 and 27,992,203 shares issued at
  October 28, 2000 and January 31, 2000, respectively ..........             47,780              47,722
   Retained earnings ...........................................            304,086             287,357
                                                                   ----------------    ----------------
      TOTAL SHAREHOLDERS' EQUITY ...............................            351,866             335,079
                                                                   ----------------    ----------------
                                                                   $        640,822    $        642,350
                                                                   ================    ================

   STEWART & STEVENSON SERVICES, INC.
       SELECTED OTHER INFORMATION


                                                 ORDER BACKLOG
                               -------------------------------------------------
                               JANUARY 31,   APRIL 29,   JULY 29,    OCTOBER 28,
($ Millions)                      2000         2000        2000         2000
                               -----------   ---------   ---------   -----------
Tactical Vehicle Systems ...   $     914.5   $   839.5   $   795.7   $     742.8

Power Products .............          77.6        89.9       116.7         119.2

Petroleum Equipment ........          17.2        26.5        55.6          65.6

Airline Products ...........          29.7        22.2        21.1          21.3

Other Business Activities ..          24.0        14.7        10.1          16.5
                               -----------   ---------   ---------   -----------
                               $   1,063.0   $   992.8   $   999.2   $     965.4
                               ===========   =========   =========   ===========


                  SELECTED TACTICAL VEHICLE SYSTEMS INFORMATION

                                                  FISCAL YEAR 2000
                                   --------------------------------------------    FISCAL YEAR
Unit Shipments                       1Q       2Q       3Q       4Q*     TOTAL*        2001*
                                   ------   ------   ------   ------   --------    -----------
MTV ............................      311      186      339      503      1,339          1,683

LMTV ...........................       91       74        0       30        195            509

Trailers .......................        0        0        0        0          0            690
                                   ------   ------   ------   ------   --------    -----------
                                      402      260      339      533      1,534          2,882
                                   ======   ======   ======   ======   ========    ===========
Estimated Sales ($ millions) ...     --       --       --       --     $    300*   $       400*
                                   ======   ======   ======   ======   ========    ===========

*Based on current US Army forecast and other data.
See "Cautionary Statements" above for information regarding forward-looking statements.